UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2007

STRATOS RENEWABLES CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-1321517	20-1699126
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

9440 Santa Monica Blvd., Suite 401
Beverly Hills, CA 90210

(Address of Principal Executive Offices)

(310) 402-5901

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Stratos Renewables Corporation (the “Company”) has informed Bagell, Josephs, Levine & Company, L.L.C. (“BJLC”), its independent registered public accounting firm, that the Company has dismissed BJLC and has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”). The decision was approved by the Company’s Board of Directors on December 4, 2007.

The reports of BJLC on the Company’s financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, except that the reports stated that they were prepared assuming that the Company will continue as a going concern, as to which the Company’s recurring operating losses raised substantial doubt. During the Company’s fiscal years ended December 31, 2006 and 2005 and the subsequent interim period preceding the termination, there were no disagreements with BJLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BJLC, would have caused BJLC to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company’s Board of Directors was advised by BJLC that during their performance of audit procedures for the Company’s fiscal years ended December 31, 2006 and 2005, BJLC identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in the Company’s internal control over financial reporting. This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews.

The Company requested that, within ten (10) business days from the date of filing of this report, BJLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01(a).

(b) On December 4, 2007, the Company appointed MSWFT as the Company’s new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of MSWFT, the Company has not consulted with MSWFT regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS RENEWABLES CORPORATION

Date: December 4, 2007	By:	/s/ Luis Humberto Goyzueta
Luis Humberto Goyzueta
President